Third Quarter 2021 Earnings Conference Call FTI Consulting, Inc. October 28, 2021 Exhibit 99.1

Cautionary Note About Forward Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements concerning our plans, policies and practices, objectives, goals, strategies, future events, future revenues, future results and performance, expectations, plans or intentions relating to acquisitions, share repurchases and other matters, business trends, new or changes to laws and regulations, including U.S. and foreign tax laws, environmental, social and governance ("ESG")-related issues, scientific and technological developments, and other information that is not historical, including statements regarding estimates of our future financial results. When used in this presentation, words such as “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of our future financial results, are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, intentions, aspirations, beliefs and estimates will be achieved, and the Company’s actual results may differ materially from our expectations, beliefs and estimates. Further, unaudited quarterly results are subject to normal year-end adjustments. The Company has experienced fluctuating revenues, operating income and cash flows in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, fluctuations in the price per share of our common stock, adverse financial, real estate or other market and general economic conditions, the impact of the COVID-19 pandemic and related events that are beyond our control, which could affect our segments, practices and the geographic regions in which we conduct business, differently and adversely, and other future events, which could impact each of our segments, practices and the geographic regions in which we conduct business differently and could be outside of our control, the pace and timing of the consummation and integration of future acquisitions, the Company’s ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients, new laws and regulations, or changes thereto, including U.S. and foreign tax rules and regulations; expectations relating to ESG-related matters; and other risks described under the heading "Item 1A Risk Factors" in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 filed with the Securities and Exchange Commission ("SEC") on October 28, 2021 and Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on February 25, 2021, and in the Company's other filings with the SEC. We are under no duty to update any of the forward-looking statements to conform such statements to actual results or events and do not intend to do so.

Third Quarter 2021: Financial Review (1) See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the reconciliations and definitions of Adjusted Earnings per Diluted Share and Adjusted EBITDA, which are non-GAAP financial measures, to the most directly comparable GAAP financial measures, and for the definition of Adjusted EBITDA Margin, which is a non-GAAP financial measure. All numbers in $000s, except for per share data and percentages   Consolidated Results Q3 2021 Q2 2021 % Variance Q3 2020 % Variance Percentage Change in Revenues Excluding the Estimated Impact of Foreign Currency Translation for Q3 2021 vs. Q3 2020 Revenues $ 702,228 $ 711,486 -1.3% $ 622,249 12.9% 11.3% Net income $ 69,480 $ 62,782 10.7% $ 50,172 38.5 % Earnings per Diluted Share $ 1.96 $ 1.77 10.7% $ 1.35 45.2 % Adjusted Earnings per Diluted Share (1) $ 2.02 $ 1.74 16.1% $ 1.54 31.2 % Adjusted EBITDA (1) $ 100,260 $ 92,308 8.6% $ 90,917 10.3 % Adjusted EBITDA Margin (1) 14.3% 13.0% — 14.6% — Segment Results Corporate Finance & Restructuring Revenues $ 250,321 $ 230,971 8.4% $ 236,615 5.8% 4.3% Adjusted Segment EBITDA $ 55,635 $ 40,174 38.5% $ 56,215 -1.0 % Adjusted Segment EBITDA Margin 22.2% 17.4% — 23.8% — Forensic and Litigation Consulting Revenues $ 145,264 $ 150,746 -3.6% $ 119,104 22.0% 20.9% Adjusted Segment EBITDA $ 16,620 $ 18,002 -7.7% $ 13,591 22.3 % Adjusted Segment EBITDA Margin 11.4% 11.9% — 11.4% — Economic Consulting Revenues $ 172,543 $ 183,306 -5.9% $ 154,978 11.3% 9.6% Adjusted Segment EBITDA $ 29,917 $ 30,699 -2.5% $ 25,720 16.3 % Adjusted Segment EBITDA Margin 17.3% 16.7% — 16.6% — Technology Revenues $ 64,657 $ 78,646 -17.8% $ 58,585 10.4% 8.6% Adjusted Segment EBITDA $ 7,835 $ 18,518 -57.7% $ 11,939 -34.4 % Adjusted Segment EBITDA Margin 12.1% 23.5% — 20.4% — Strategic Communications Revenues $ 69,443 $ 67,817 2.4% $ 52,967 31.1% 28.5% Adjusted Segment EBITDA $ 15,489 $ 13,501 14.7% $ 8,427 83.8 % Adjusted Segment EBITDA Margin 22.3% 19.9% — 15.9% —

Cash Position and Capital Allocation Snapshot As of September 30, 2021, June 30, 2021 and September 30, 2020 (1)DSO is a performance measure used to assess how quickly the Company collects accounts receivable. We calculate DSO at the end of each reporting period by dividing net accounts receivable reduced by billings in excess of services provided, by revenues for the quarter, adjusted for changes in foreign exchange rates. We multiply the result by the number of days in the quarter. (2)Total debt excludes the impact of unamortized deferred issuance costs and unamortized deferred debt discount related to our 2.0% convertible senior notes due 2023. (3)See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the reconciliation and definition of Free Cash Flow, which is a non-GAAP financial measure, to the most directly comparable GAAP financial measure. All numbers in $000s, except for DSO  As of September 30, 2021 As of June 30, 2021 As of September 30, 2020 Cash and cash equivalents $ 342,527 $ 256,875 $ 304,658 Accounts receivable, net $ 809,878 $ 846,121 $ 762,760 Days Sales Outstanding ("DSO") (1) 100 102 104 Net cash provided by operating activities $ 196,946 $ 125,558 $ 111,563 Purchases of property and equipment $ (24,745) $ (19,724) $ (11,764) Purchase and retirement of common stock $ — $ — $ (76,154) Total Debt (2) $ 341,250 $ 416,250 $ 341,250 Free Cash Flow (3) $ 172,201 $ 105,834 $ 99,799

Reconciliations of Net Income to Adjusted Net Income and Earnings per Diluted Share to Adjusted Earnings per Diluted Share Three Months Ended September 30, 2021, June 30, 2021 and September 30, 2020 (1)See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definitions of Adjusted Net Income and Adjusted Earnings per Diluted Share, which are non-GAAP financial measures. All numbers in $000s, except for per share data Three Months Ended September 30, 2021 Three Months Ended June 30, 2021 Three Months Ended September 30, 2020 Net income $ 69,480 $ 62,782 $ 50,172 Special charges — — 7,103 Tax impact of special charges — — (1,847) Remeasurement of acquisition-related contingent consideration — (3,130) — Non-cash interest expense on convertible notes 2,412 2,380 2,286 Tax impact of non-cash interest expense on convertible notes (627) (619) (595) Adjusted Net Income (1) $ 71,265 $ 61,413 $ 57,119         Earnings per Diluted Share $ 1.96 $ 1.77 $ 1.35 Special charges — — 0.19 Tax impact of special charges — — (0.05) Remeasurement of acquisition-related contingent consideration — (0.09) — Non-cash interest expense on convertible notes 0.08 0.07 0.06 Tax impact of non-cash interest expense on convertible notes (0.02) (0.01) (0.01) Adjusted Earnings per Diluted Share (1) $ 2.02 $ 1.74 $ 1.54 Weighted average number of common shares outstanding — diluted 35,362 35,374 37,086

Reconciliations of Net Income and Operating Income to Adjusted EBITDA Three Months Ended September 30, 2021 and June 30, 2021 All numbers in $000s (1)See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Adjusted EBITDA, which is a non-GAAP financial measure. Three Months Ended September 30, 2021   Corporate Finance & Restructuring Forensic and Litigation Consulting Economic Consulting Technology Strategic Communications Unallocated Corporate Total Net income $ 69,480 Interest income and other (5,175) Interest expense 5,073 Income tax provision 19,155 Operating income $ 52,316 $ 15,101 $ 28,455 $ 4,416 $ 14,219 $ (25,974) $ 88,533 Depreciation and amortization 1,446 1,270 1,462 3,419 533 737 8,867 Amortization of intangible assets 1,873 249 — — 737 1 2,860 Adjusted EBITDA (1) $ 55,635 $ 16,620 $ 29,917 $ 7,835 $ 15,489 $ (25,236) $ 100,260 Three Months Ended June 30, 2021   Corporate Finance & Restructuring Forensic and Litigation Consulting Economic Consulting Technology Strategic Communications Unallocated Corporate Total Net income $ 67,782 Interest income and other 912 Interest expense 5,294 Income tax provision 14,992 Operating income $ 40,103 $ 16,492 $ 29,204 $ 15,340 $ 12,198 $ (29,357) $ 83,980 Depreciation and amortization 1,317 1,286 1,495 3,178 558 770 8,604 Amortization of intangible assets 1,884 224 — — 745 1 2,854 Remeasurement of acquisition-related contingent consideration (3,130) — — — — — (3,130) Adjusted EBITDA (1) $ 40,174 $ 18,002 $ 30,699 $ 18,518 $ 13,501 $ (28,586) $ 92,308

Reconciliation of Net Income and Operating Income to Adjusted EBITDA Three Months Ended September 30, 2020 (1)See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Adjusted EBITDA, which is a non-GAAP financial measure. Three Months Ended September 30, 2020   Corporate Finance & Restructuring Forensic and Litigation Consulting Economic Consulting Technology Strategic Communications Unallocated Corporate Total Net income $ 50,172 Interest income and other 3,340 Interest expense 5,151 Income tax provision 14,407 Operating income $ 52,372 $ 8,729 $ 24,304 $ 8,621 $ 5,105 $ (26,061) $ 73,070 Depreciation and amortization 1,109 1,207 1,337 3,041 542 713 7,949 Amortization of intangible assets 1,873 171 44 1 706 — 2,795 Special Charges 861 3,484 35 276 2,074 373 7,103 Adjusted EBITDA (1) $ 56,215 $ 13,591 $ 25,720 $ 11,939 $ 8,427 $ (24,975) $ 90,917 All numbers in $000s

Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow Three Months Ended September 30, 2021, June 30, 2021 and September 31, 2020 (1)See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Free Cash Flow, which is a non-GAAP financial measure. All numbers in $000s Three Months Ended September 30, 2021 Three Months Ended June 30, 2021 Three Months Ended September 30, 2020 Net cash provided by operating activities $ 196,946 $ 125,558 $ 111,563 Purchases of property and equipment (24,745) (19,724) (11,764) Free Cash Flow (1) $ 172,201 $ 105,834 $ 99,799

End Notes In this presentation, we sometimes use information derived from consolidated and segment financial information that may not be presented in our financial statements or prepared in accordance with generally accepted accounting principles in the United States ("GAAP"). Certain of these measures are considered “non-GAAP financial measures” under the Securities and Exchange Commission ("SEC") rules. Specifically, we have referred to the following non-GAAP financial measures in this presentation: Adjusted EBITDA Adjusted EBITDA Margin Adjusted Net Income Adjusted Earnings per Diluted Share Free Cash Flow We have included the definitions of Segment Operating Income and Adjusted Segment EBITDA, which are GAAP financial measures, below in order to more fully define the components of certain non-GAAP financial measures in this presentation. We define Segment Operating Income as a segment’s share of consolidated operating income. We use Segment Operating Income for the purpose of calculating Adjusted Segment EBITDA. We define Adjusted Segment EBITDA as a segment’s share of consolidated operating income before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. We use Adjusted Segment EBITDA as a basis to internally evaluate the financial performance of our segments because we believe it reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. We define Adjusted EBITDA, which is a non-GAAP financial measure, as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, gain or loss on sale of a business and losses on early extinguishment of debt. We believe that this non-GAAP financial measure, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with a more complete understanding of our operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that this non-GAAP financial measure, considered along with corresponding GAAP financial measures, provide management and investors with additional information for comparison of our operating results with the operating results of other companies. We define Adjusted EBITDA Margin, which is a non-GAAP financial measure, as Adjusted EBITDA as a percentage of total revenues. We define Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”), which are non-GAAP financial measures, as net income and earnings per diluted share ("EPS"), respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, losses on early extinguishment of debt, non-cash interest expense on convertible notes and the gain or loss on sale of a business. We use Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with an additional understanding of our business operating results, including underlying trends. We define Free Cash Flow, which is a non-GAAP financial measure, as net cash provided by operating activities less cash payments for purchases of property and equipment. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company’s ability to generate cash for ongoing business operations and other capital deployment. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Condensed Consolidated Statements of Comprehensive Income and Condensed Consolidated Statements of Cash Flows. FTI Consulting Non-GAAP Financial Measures

Third Quarter 2021 Percentage of Consolidated Revenues Revenue Growth Region Q3 2021 Q2 2021 Q3 2020 Q3 2021 vs. Q2 2021 Q3 2021 vs. Q3 2020 North America 62.0% 64.4% 63.5% -5.0% 10.1 % EMEA 29.6% 28.3% 28.2% 3.3% 18.6 % Asia Pacific 6.7% 6.2% 7.2% 7.3% 5.6 % Latin America 1.7% 1.1% 1.1% 49.2% 70.4 % Select Geographic Review

Third Quarter 2021 Honored as Communications Firm of the Year The M&A Advisor Named a Best Firm to Work For for the fourth consecutive year Consulting magazine Recognized as a leading legal and technology services provider in the Best of 2021 Reader Rankings New York Law Journal Led the Who’s Who Legal: Consulting Experts guide for the sixth consecutive year with 152 professionals recognized Who’s Who Legal Named to the UK’s Best Workplaces in Tech (Super Large Organization) list Great Place To Work® Received Turnaround of the Year (Mid-Size Company) award TMA Australia Select Awards & Accolades